GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Large Cap Disciplined Growth VIP Fund

Guardian Large Cap Fundamental Growth VIP Fund

Guardian Global Utilities VIP Fund

Guardian Small Cap Core VIP Fund

Supplement dated August 3, 2020

to the Prospectus and Statement of Additional Information (“SAI”)

Dated May 1, 2020

Manager-of-Managers Arrangement

Effective immediately, each of Guardian Large Cap Fundamental Growth VIP Fund, Guardian Small Cap Core VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund and Guardian Global Utilities VIP Fund (each, a “Fund” and, collectively, the “Funds”) may rely on an exemptive order (the “Order”) received by Park Avenue Institutional Advisers LLC and Guardian Variable Products Trust from the U.S. Securities and Exchange Commission (the “SEC”) relating to operation in the “manager-of-managers” arrangement as described in the  section of the Prospectus entitled “Manager-of-Managers Arrangement” (and any manager-of-managers structure that may be permitted in the future pursuant to future exemptive relief, guidance from the SEC or its staff, or law or rule).

Corresponding disclosures in the Prospectus and SAI regarding each Fund’s operation in a manager-of-managers arrangement, including in reliance on the Order, are hereby updated accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE